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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2001


                       Arch Wireless Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                033-72646                 31-1236804
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                File Numbers)           Identification No.)

    1800 West Park Drive, Suite 250                              01581
            Westborough, MA
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (508) 870-6700
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Item 5. OTHER EVENTS.

     On July 2, 2001, Arch Wireless Communications, Inc. (the "Registrant") announced that it is deferring an interest payment of approximately $8,287,500 which was due on July 2, 2001 under the Registrant's outstanding 12-3/4% Senior Notes due 2007 (the "12-3/4% Notes"). If the Registrant does not make this interest payment within 30 days, it will be in default under the indenture governing the 12-3/4% Notes, which would also then constitute a default under substantially all indebtedness for money borrowed of the Registrant, the Registrant's parent, Arch Wireless, Inc. ("Parent"), and Parent's other direct and indirect subsidiaries.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2001                    ARCH WIRELESS COMMUNICATIONS, INC.

                                      By: /s/ Gerald J. Cimmino
                                          -----------------------------------
                                      Name:  Gerald J. Cimmino
                                      Title: Vice President and Treasurer